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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:         Nov 21, 1995
Series Number of Class A-1 Certificates:
441919AG2
Series Number of Class A-2 Certificates:   N/A
Original Sale Balance:            $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                     03/20/2000


Investor Certificateholder Floating Allocation             91.21%
Percentage
Investor Certificateholder Fixed Allocation                97.90%
Percentage

Aggregate Amount of  Collections                     4,924,785.63
     Aggregate Amount of  Interest Collections       1,554,624.04
     Aggregate Amount of  Principal                  3,370,161.59
Collections

           Int. Collections Alloc. to Investor       1,417,995.27
Class A Principal Collections                        3,232,486.66
Seller Interest Collections                            136,628.77
Seller Principal Collections                           137,674.93

Weighted Average Loan Rate                                 13.55%
Net Loan Rate                                              12.55%

            Weighted Average Maximum Loan Rate             19.09%

Class A-1 Certificate Rate                                6.1300%
Maximum Investor Certificate Rate                        12.9500%
Class A-1 Certificate Interest Distributed             560,385.80
Class A-1 Investor Certificate Interest                      0.00
Shortfall before Draw
Unpaid Class A-1 Certificate Interest                        0.00
Shortfall Received
Unpaid Class A-1 Certificate Interest                        0.00
Shortfall Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00


Maximum Principal Dist. Amount (MPDA)                3,299,388.20
Alternative Principal Dist. Amount (APDA)            3,232,486.66
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount             3,232,486.66
(SPDA)

Principal  allocable to Class A-1                    3,232,486.66

SPDA deposited to Funding Account                            0.00

Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00

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Reimbursement to Credit Enhancer                             0.00

Spread Trigger hit?                                            No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          275,523.92
Amount


Cumulative Investor Liquidation Loss Amount            275,523.92

Total Principal allocable to A-1                     3,508,010.58


Beginning Class A-1 Certificate Principal          121,889,244.24
Balance

Ending Class A-1 Certificate Principal Balance     118,381,233.66




Pool Factor (PF)                                        0.1856495

Servicer Certificate (Page 2 of  3)

Distribution Date:                                     03/20/2000

Retransfer Deposit Amount                                    0.00
Servicing Fees Distributed                             104,285.51
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Aggregate Investor Liquidation Loss Amount             275,523.92
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             137,200,539.02
Ending Pool Balance                                133,665,884.67
Beginning Invested Amount                          125,142,613.24
Ending Invested Amount                             121,634,602.66
Beginning Seller Principal Balance                  12,057,925.78
Ending Seller Principal Balance                     12,031,282.01
Additional Balances                                    137,674.93

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after                     0.00%
purchase of Subsequent Loans or release to
Certs.)
Principal Balance of Subsequent Funding Loans                0.00
Purchased in Period
Principal Collections to purchase Additional                 0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                       0.00
Ending Pre-Funding Account Balance                           0.00
Pre-Funding Earnings                                         0.00

Beginning Capitalized Interest Account                       0.00
Capital Interest Requirement (Transferred to                 0.00
Collection Account)
Ending Capitalized Interest Account                          0.00

Beginning Spread Account Balance                     6,506,737.00
Ending Spread Account Balance                        6,506,737.00

Beginning Seller Interest                                 8.7885%
Ending Seller's Interest                                  9.0010%

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Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                           74
     Trust Balance                                   2,396,830.28
   90+ days (Del Stat 3+)
     No. of Accounts                                          175
     Trust Balance                                   5,393,391.47
   270+ days (Del Stat 9+)
     No. of Accounts                                           95
     Trust Balance                                   2,830,486.80
   REO
     No. of Accounts                                           28
     Trust Balance                                   1,028,336.72

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business                   No
Days of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw                        No
Amounts exceed 1% of the Cut-off Balance and Pre-Funded Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                     03/20/2000

Event of Default ?                                             No
   Failure by Servicer to make payment within                  No
5 Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                        No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer                     N/A
(Paid directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           274,303.70
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00
Spread Account Draw Amount                                   0.00
Capitalized Interest Account Draw                            0.00
Amount re-imbursed to Credit Enhancer                        0.00
(5.01(a)(vi))
Amount paid to Trustee                                       0.00
Cumulative Draw under Policy                                 0.00
Net Yield                                                   4.07%


Total  Available Funds
     Aggregate Amount of Collections                 4,924,785.63
     Deposit for principal not used to                       0.00
purchase subsequent loans
     Interest Earnings on the Pre-Funding                    0.00
Account
     Deposit from Capitalized Interest Account               0.00
     Total                                           4,924,785.63

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Application of Available Funds
     Servicing Fee                                     104,285.51
     Prinicpal and Interest to Class A-1             4,068,396.38

     Seller's portion of Principal and                 274,303.70
Interest
     Funds deposited into Funding Account                    0.00
(Net)
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   477,800.04
     Total                                           4,924,785.63



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.






A Servicing Officer


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Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                     03/20/2000


INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000)

Class A Certificateholder Floating Allocation            91.2115%
Percentage
Class A Certificateholder Fixed Allocation               97.9000%
Percentage

Beginning Class A-1 Certificate Balance            121,889,244.24


Class A-1 Certificate Rate                              6.130000%

Class A-1 Certificate Interest Distributed               0.878816

Class A-1 Certificate Interest Shortfall                 0.000000
Distributed

Remaining Unpaid Class A-1 Certificate                   0.000000
Interest Shortfall


Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed              5.501381

   Maximum Principal Distribution Amount                 5.174212
   Scheduled Principal  Distribution Amount              5.069295
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.432086
Distributed

Total Amount Distributed to Certificateholders           6.380197

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance               118,381,233.66


Class A-1 Factor                                        0.1856495

Pool Factor (PF)                                        0.1856495

Unreimbursed Liquidation Loss Amount                        $0.00
Accrued Interest on Unreimbursed Liquidation                $0.00
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                   $0.00
Liquidation Loss Amount

Class A Servicing Fee                                  104,285.51

Beginning Invested Amount                          125,142,613.24
Ending Invested Amount                             121,634,602.66
Beginning Pool Balance                             137,200,539.02
Ending Pool Balance                                133,665,884.67

Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

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Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                     03/20/2000

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                           74
     Trust Balance                                   2,396,830.28

   90+ days (Del Stat 3+)
     No. of Accounts                                          175
     Trust Balance                                   5,393,391.47

   REO
     No. of Accounts                                           28
     Trust Balance                                   1,028,336.72

Aggregate Liquidation Loss Amount for                  302,071.61
Liquidated Loans

Class A-1 Certificate Rate for Next                 To be updated
Distribution Date


Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00

Pre-Funded Amount (Ending)                                   0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                            0
     Trust Balance                                           0.00

Capitalized Interest Account (Ending)                        0.00

Earnings on the Pre-Funding Account                          0.00

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